UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 7, 2012

PEOPLES EDUCATIONAL HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)
000-50916 (Commission File Number)	41-1368898 (I.R.S. Employer Identification No.)
299 Market Street Saddle Brook, NJ (Address of Principal Executive Offices)	07663 (Zip Code)
Registrant’s telephone number, including area code: (201) 712-0090

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On May 7, 2012, Diane M. Miller submitted her resignation as Executive Vice President and Chief Creative Officer of Peoples Educational Holdings, Inc. (the “Company”), effective May 31, 2012. Ms. Miller will continue to serve as a member of the Board of Directors of the Company. The Company will pay Ms. Miller an amount equal to her base salary of $190,550 over the 12-month period following the effective date of her resignation. Ms. Miller will be subject to non-competition and non-solicitation covenants for such 12-month period.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES EDUCATIONAL HOLDINGS, INC. (Registrant) By: /s/ Brian T. Beckwith Name: Brian T. Beckwith Title: President and Chief Executive Officer

Date: May 09, 2012

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